Exhibit 10.1

ASSIGNMENT AND AMENDMENT

WHEREAS, Navigation Technologies Corporation, a Delaware corporation (“NT”) and Koninklijke Philips Electronics N.V., a public company incorporated under the laws of The Netherlands, (“Philips”) are parties to a Deposit Agreement May 21, 2002 (the “Agreement”);

WHEREAS, NT desires to assign the Agreement to Navigation Technologies North America, LLC (“NTNA”);

WHEREAS, NTNA and Philips each desire to amend certain terms of the Agreement;

NOW, THEREFORE, in consideration of the promises set forth herein, the parties hereto agree as follows:

1.                                       NT hereby assigns the Agreement, and its rights and obligations thereto, to NTNA.

2.                                       Philips hereby consents to the assignment of the Agreement by NT to NTNA.

3.                                       NTNA hereby agrees to be bound by the terms and conditions of the Agreement, and hereby assumes any and all obligations and liabilities under the Agreement.

4.                                       NTNA and Philips hereby agree to amend and restate the first sentence of Section 3 as follows:

“Subject to Article 8 of this Agreement, the Facility shall expire on May 21, 2004 (hereinafter referred to as “the Expiry Date”).”

5.                                       NTNA and Philips hereby agree to amend article 7 (a) of the Agreement to read as follows:

“Each Deposit shall bear interest calculated by reference to successive interest periods, determined as hereinafter provided, each of which shall, subject to Article 3, have a duration of a period of between 1 day and 365 days.”

6.                                       This Agreement shall be construed in accordance with the law of the Netherlands. All disputes arising out of and in connection with this Agreement shall be submitted to the competent courts which have jurisdiction.

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IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the        day of May , 2003.

NAVIGATION TECHNOLOGIES CORPORATION

By:	/s/ Larry M. Kaplan
Its:	VP and General Counsel

NAVIGATION TECHNOLOGIES NORTH AMERICA, LLC

By:	/s/ Larry M. Kaplan
Its:	VP and General Counsel

KONINKLIJKE PHILIPS ELECTRONICS N.V.

By:	/s/ M.A. Spielman
Its:	Senior Vice President